Exhibit 3.3

Form LLC-5.5 October 2009	Illinois Limited Liability Company Act Articles of Organization	FILE # 0341456-6

Secretary of State Department of Business Services Limited Liability Division 501 S. Second St., Rm. 351 Springfield, IL 62756 217-524-8008 www.cyberdriveillinois.com		This space for use by Secretary of State.

SUBMIT IN DUPLICATE

	Type or print clearly.	FILED
___________________________
This space for use by Secretary of State.
Payment must be made by certified check, cashierʼs check, Illinois attorneyʼs check, C.P.A.ʼs check or money order payable to Secretary of State.
	Date: Filing Fee: $500 Approved: [signed]	DEC 01 2010 JESSE WHITE SECRETARY OF STATE

1.	Limited Liability Company Name: Apollo Acquisition LLC________________________________________________________
The LLC name must contain the words Limited Liability Company, L.L.C. or LLC and cannot contain the terms Corporation, Corp., Incorporated, Inc., Ltd., Co., Limited Partnership or L.P.

2.	Address of Principal Place of Business where records of the company will be kept: (P.O. Box alone or c/o is unacceptable.)

Dewey & LeBoeuf LLP, Room 2649
____________________________________________________________________________________________________________________________________________
1301 Avenue of the Americas, New York, NY 10019
____________________________________________________________________________________________________________________________________________

3.	Articles of Organization effective on: (check one)

 [X] the filing date
 [  ] a later date (not to exceed 60 days after the filing date):  ________________________________________________________________________________________________________________________________________
Month, Day, Year
4.	Registered Agentʼs Name and Registered Office Address:

        Registered Agent:       CT Corporation System_____________________________________________________________________________________________________
First Name               Middle Initial                Last Name

        Registered Office:     208                                                       South LaSalle Street                                    Suite 814_________________________________________________________
(P.O. Box alone or c/o Number Street Suite #
is unacceptable.)
                     _Chicago________________________IL_____________________________60604_______________________________________________________________
             City                                                                                   ZIP Code

5.	Purpose(s) for which the Limited Liability Company is organized:
The transaction of any or all lawful business for which Limited Liability Companies may be organized under this Act. (LLCs organized to provide professional services must list the address(es) from which those services will be rendered if different from item 2. If more space is needed, use additional sheets of this size.)
        ________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

       ________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

6.	Latest date, if any, upon which the company is to dissolve: ________________________________________________________________________________________________________
(Leave blank if duration is perpetual.)                                                                                                       Month, Day, Year
LLC-5.5

7.	(Optional) Other provisions for the regulation of the internal affairs of the Company: (If more space is needed, attach additional sheets of this size.)
       ________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

      _________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

8.	The Limited Liability Company: (Check either a or b below.)
  a.[X] is managed by the manager(s) (List names and business addresses.)
    Brendan O. Dignan,                                 Dewey & LeBoeuf LLP,                             1301 Avenue of the Americas,    New York, NY 10019___________________________________

        ________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

       ________________________________________________________________________________________________________________________________________

         b. [ ] has management vested in the member(s) (List names and business addresses.)

        ________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

       _________________________________________________________________________________________________________________________________________

        ________________________________________________________________________________________________________________________________________

9.	Name and Address of Organizer(s)

I affirm, under penalties of perjury, having authority to sign hereto, that these Articles of Organization are to the best of my knowledge and belief, true, correct and complete.

Dated                       December 1                                                     ,        2010______________________________________________________________________________________
          Month & Day                                                Year

1.	/s/ Brendan O. Dignan	1.	Dewey & LeBoeuf LLP, 1301 Ave. of the Americas
	Signature Brendan O. Dignan, Organizer		Number Street New York
	Name (type or print)		City/Town NY 10019
	Name if a Corporation or other Entity, and Title of Signer		State ZIP Code

2.		2.
	Signature		Number Street
	Name (type or print)		City/Town
	Name if a Corporation or other Entity, and Title of Signer		State ZIP Code

Signatures must be in black ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.

Printed on recycled paper. Printed by authority of the State of Illinois. June 2010 — 2M — LLC 4.14